                                                                    EXHIBIT 23.4

                           CONSENT OF ROGER A. RAMSEY

        I hereby consent to the use of my name as a Director Nominee in the Registration Statement on Form S-1 filed by WCA Waste Corporation and the related prospectus and any amendments thereto.


Date: April 19, 2004                      /s/ Roger A. Ramsey
                                          -------------------
                                          Roger A. Ramsey